Exhibit 99.1

REPUBLIC BANCSHARES, INC.	[LOGO]
PRESS RELEASE

Date:	April 24, 2003
Contact:	William R. Klich, President & CEO, Republic Bancshares, Inc.;
Chairman & CEO, Republic Bank
William R. Falzone, Executive Vice President & Chief Financial Officer
(727) 823-7300

FOR IMMEDIATE RELEASE

REPUBLIC BANCSHARES, INC. REPORTS A 55% INCREASE IN NET INCOME;

LOAN GROWTH STRONG IN FIRST QUARTER

St. Petersburg, FL, April 24, 2003 — Republic Bancshares, Inc., (the “Company,” Nasdaq: REPB), the parent company of Republic Bank (the “Bank”), today reported net income of $1.9 million or $0.17 per share for the first quarter of 2003, a 55% improvement over net income of $1.2 million or $0.11 per share for the first quarter of 2002.

William R. Klich, Republic Bancshares’ President and Chief Executive Officer, said “We are pleased with our improved earnings and continued success in generating new business production, despite today’s many economic uncertainties. Our bankers originated new loans in the first quarter at an annualized rate of $1.1 billion and deposit growth, also on an annualized basis, was 17%.”

Klich added that Republic’s first quarter growth is clearly tied to the staffing additions made to the new business development team in 2002, while maintaining focus on the strategic plan.

A summary of results of operations and selected balance sheet items is as follows ($ in thousands, except share data):

	Three Months Ended March 31,
	2003	2002
Net income	$1,936	$1,246
Diluted earnings per share (dollars)	0.17	0.11
Weighted average diluted shares	11,523,480	11,373,337

	At March 31, 2003	At December 31, 2002
Total assets	$2,592,044	$2,526,349
Total loans	1,544,639	1,513,285
Stated book value per share (dollars)	15.95	16.12
Nonperforming loans/loans	1.42%	1.51%
Loan loss allowance/portfolio loans	1.85	1.90
Loan loss allowance/nonperforming loans	129.97	125.94
Nonperforming assets/assets	1.48	1.54

Financial highlights for the first quarter of 2003 included the following (see “Selected Quarterly Financial Information”):

•	At March 31, 2003, the Company had total assets of $2.59 billion, a $65.7 million or 10.40% annualized increase over year-end 2002. Total loans, including loans held for sale, increased $31.4 million at an annualized rate of 8.29% to $1.54 billion at the end of the March quarter. Total deposits also grew by $87.7 million or an annualized rate of 16.95% to $2.16 billion. At March 31, 2003, stockholders’ equity was $182.3 million, stated book value per share was $15.95 and tangible book value per share was $14.89.

•	Net interest margin, the difference between the yield on earning assets and the cost of funding those assets, including noninterest-bearing sources, was 3.17% for the first quarter of 2003 compared to 3.23% for the same quarter a year ago and to 3.20% for the trailing quarter. Net interest income for the first quarter of 2003 improved $208,000 over the same quarter a year ago to $19.1 million but declined slightly from the trailing quarter. Mortgage prepayments and continued reductions in the indices used for many short-term earning assets have hampered growth in net interest margin and net interest income. Asset yield in the first quarter of 2003 was 5.40% while the average funds cost was 2.47%.

•	Noninterest income for the first quarter of 2003 was $4.6 million, a $1.3 million improvement over the first quarter last year. The Company’s residential mortgage operation generated $932,000 in gains on sale of newly-originated fixed rate loans, a $629,000 or 207% increase over last year and gains on sale of mortgage securities also increased, contributing $1.5 million to noninterest income.

•	Noninterest expenses were $19.2 million for the first quarter of 2003, an $891,000 increase over last year. Costs associated with other real estate owned, principally the hotel in Wilmington, Delaware, accounted for $610,000 of the increase. Savings from the Company’s ongoing Profit Improvement Plan reduced the impact of cost increases in other areas, including rising medical, property & casualty and liability insurance. Cost savings have been realized in compensation-related areas and occupancy, primarily from closure of underperforming branch offices and reduced staffing in the administrative areas of the Company.

•	The ratio of the allowance for loan losses to total portfolio loans was 1.85% at March 31, 2003 and the total allowance was $27.8 million. The nonperforming loan coverage ratio was 129.97%. Nonperforming assets were reduced to $38.4 million at March 31, 2003 or 1.48% of total assets. The ratio of nonperforming loans to loans improved to 1.42%. The Company continues to market for sale its largest nonperforming asset, the Delaware hotel, which comprised 32% of its’ nonperforming asset balance. The Company announced earlier that it had filed a plan to gain approval to open the hotel and is working with local governmental authorities to gain their consent.

The common stock of Republic Bancshares, Inc. is traded on the Nasdaq National Market under the trading symbol “REPB.” Through its banking subsidiary, Republic Bank, the Company today operates 72 full service banking offices throughout Florida and at $2.6 billion in total assets is one of the largest banking organizations in Florida. The Bank offers Internet banking services at its website address, www.republicbankfl.com. Shareholder inquiries can be made to (727) 823-7300 or via e-mail at shareholders@republicbankfl.com. The Company’s transfer agent is Mellon Investor Services. Inquiries to the transfer agent can be made via phone to (800) 756-3353 or via facsimile transmission to (412) 236-8157.

The Company has scheduled a conference call on Friday, April 25, 2003 at 11:00 AM eastern daylight time, where interested parties can participate in a question-and-answer session covering quarterly results. Persons interested in participating should call 800-374-0734 on the scheduled date and time and ask for the Republic Bancshares conference call. A re-broadcast of the call will be available at any time for seven days following the conference call by calling 800-642-1687 and using conference ID code 9801470.

“Safe Harbor” Statement Under the Private Securities Litigation Reform Act of 1995

This news release contains forward-looking statements regarding our operating results, based on current expectations, forecasts and assumptions involving risks and uncertainties that could cause actual outcomes and results to differ materially. These statements may include the words “believes”, “expects”, “may”, “will”, “projects”, “contemplates”, “anticipates”, “forecasts”, “intends” or similar terminology. Because these statements reflect our current views concerning future events, they involve risks and uncertainties, including: the adequacy of our loan loss allowance; current economic conditions; fluctuations in operating results; retaining key personnel; other factors that we may not have currently identified or quantified; and other risks, relevant factors and uncertainties identified in any of our Reports on Form 10-K, 10-Q and 8-K, and in our other securities filings and press releases. The Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

REPUBLIC BANCSHARES, INC.

CONSOLIDATED BALANCE SHEETS – March 31, 2003 AND DECEMBER 31, 2002

($ in thousands, except share data; unaudited)

	March 31, 2003	December 31, 2002
ASSETS
Cash and due from banks	$56,064	$51,162
Interest bearing deposits in banks	14,476	14,061
Federal funds sold	6,616	11,588
Securities:
Available for sale	856,372	820,108
Held to maturity	—	—
Trading	7,777	7,815
FHLB stock	15,786	15,261
Loans held for sale	38,438	37,416
Loans	1,506,201	1,475,869
Allowance for loan losses	(27,795)	(27,987)

Net loans	1,478,406	1,447,882
Premises and equipment, net	38,485	38,508
Other real estate owned, net	17,035	16,787
Accrued interest receivable	10,052	10,622
Goodwill	2,726	2,726
Premium on deposits	14,938	15,630
Other assets	34,873	36,783

Total assets	$2,592,044	$2,526,349

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Deposits-
Noninterest bearing checking	$187,115	$162,716
Interest checking	212,651	204,743
Money market	397,015	393,823
Savings	189,968	180,435
Time deposits	1,170,686	1,127,999

Total deposits	2,157,435	2,069,716
Securities sold under agreements to repurchase and other borrowings	36,193	30,913
FHLB advances	147,238	172,240
Convertible subordinated debt	29,344	29,332
Other liabilities	10,810	11,714

Total liabilities	2,381,020	2,313,915

Company-obligated mandatorily redeemable preferred securities of subsidiary trust solely holding junior subordinated debentures of the Company	28,750	28,750

Stockholders’ equity:
Common stock ($2.00 par, 20,000,000 shares authorized, 11,430,459 and 11,398,059 shares issued and outstanding at March 31, 2003 and December 31, 2002, respectively.)	22,861	22,796
Capital surplus	130,272	129,860
Retained earnings	23,896	22,418
Accumulated other comprehensive income	5,245	8,610

Total stockholders’ equity	182,274	183,684

Total liabilities and stockholders’ equity	$2,592,044	$2,526,349

REPUBLIC BANCSHARES, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS

($ in thousands, except share data; unaudited)

	For the Three Months Ended March 31,
	2003	2002
INTEREST INCOME:

Loans	$23,525	$25,638
Securities	8,402	11,114
Federal funds sold & other investments	217	299

Total interest income	32,144	37,051

INTEREST EXPENSE:

Deposits	11,745	17,102
Securities sold under agreement to repurchase & other borrowings	79	127
FHLB advances	707	418
Holding company debt	537	536

Total interest expense	13,068	18,183

NET INTEREST INCOME	19,076	18,868
PROVISION FOR LOAN LOSSES	648	1,100

NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	18,428	17,768

NONINTEREST INCOME:

Service charges on deposit accounts	1,553	1,606
Loan service fees	(301)	(61)
Other loan fee income	512	568
Gains on loans & securities, net	2,440	517
Other operating income	393	637

Total noninterest income	4,597	3,267

NONINTEREST EXPENSES:
Salaries and employee benefits	10,010	9,965
Net occupancy expense	3,371	3,082
Advertising and marketing	112	189
Data & item processing fees and services	1,577	1,613
Loan collection cost	97	270
Other operating expenses	2,824	2,591
ORE expense, net	549	(61)
Amortization of premium on deposits	692	692

Total noninterest expenses	19,232	18,341

Income before income taxes & minority interest	3,793	2,694
Income tax expense	1,436	1,027

Income before minority interest	2,357	1,667
Minority int. in income from sub. trust, net of tax	(421)	(421)

NET INCOME	$1,936	$1,246

PER SHARE DATA:
Net income per common share – basic	$0.17	$0.11

Net income per common & common equivalent share – diluted	$0.17	$0.11

Weighted average common shares outstanding – basic	11,418,455	11,336,944

Weighted average common & common equivalent shares outstanding – diluted	11,523,480	11,373,337

REPUBLIC BANCSHARES, INC.

SELECTED QUARTERLY FINANCIAL INFORMATION

($ in thousands, except share data; unaudited)

	Quarters Ended
	Mar. 2003	Dec. 2002	Sept. 2002	June 2002	Mar. 2002
RESULTS OF OPERATIONS:
Interest income	$32,144	$33,845	$35,911	$36,438	$37,051
Interest expense	13,068	14,698	15,753	16,599	18,183

Net interest income	19,076	19,147	20,158	19,839	18,868
Loan loss provision	648	600	1,650	2,000	1,100

Net interest income after loan loss provision	18,428	18,547	18,508	17,839	17,768
Noninterest income	4,597	3,207	4,107	3,295	3,267
Noninterest expense	19,232	20,239	19,215	18,212	18,341

Income bef. income taxes & minority interest	3,793	1,515	3,400	2,922	2,694
Income tax expense	1,436	570	1,373	1,098	1,027
Minority interest from subsidiary trust, net of tax	(421)	(421)	(421)	(421)	(421)

Net income	$1,936	$524	$1,606	$1,403	$1,246

Earnings per share – diluted	$0.17	$0.05	$0.14	$0.13	$0.11
Weighted average shares outstanding – diluted	11,523,480	11,506,790	11,501,214	13,278,763	11,373,337

BALANCE SHEET DATA (at period-end):
Total assets	$2,592,044	$2,526,349	$2,511,182	$2,477,432	$2,513,164
Securities	864,149	827,923	814,663	822,019	852,659
Loans (including loans held for sale)	1,544,639	1,513,285	1,482,078	1,454,161	1,449,688
Nonperforming assets	38,420	39,010	42,175	42,356	55,899
Allowance for loan losses	27,795	27,987	31,595	30,617	30,248
Deposits	2,157,435	2,069,716	2,148,974	2,058,900	2,129,196
Stockholders’ equity	182,274	183,684	180,646	179,029	169,747
Book value per share (dollars)	15.95	16.12	15.85	15.73	14.96
Tangible book value per share (dollars)	14.89	15.02	14.72	14.56	13.75

SELECTED OPERATING RATIOS:
Return on average assets	0.31%	0.08%	0.26%	0.23%	0.20%
Return on average equity	4.32	1.15	3.57	3.26	2.95

Net interest margin	3.17	3.20	3.47	3.40	3.23
Operating efficiency ratio	76.00	85.60	70.88	77.59	80.01
Loan loss allowance to portfolio loans	1.85	1.90	2.15	2.11	2.09
Loan loss allowance to nonperforming loans	129.97	125.94	137.10	143.16	124.89

CAPITAL RATIOS:
Equity to assets	7.03	7.27	7.20	7.23	6.75
Equity & minority interest to assets	8.14	8.41	8.34	8.39	7.90
Regulatory ratios – Bank:
Tier 1 (leverage)	8.22	8.17	8.28	8.04	8.09
Tier 1 to risk assets	12.61	12.81	13.07	13.09	13.00
Total capital	13.89	14.09	14.35	14.37	14.28
Regulatory ratios – Company:
Tier 1 (leverage)	7.41	7.37	7.49	7.27	7.34
Tier 1 to risk-assets	11.36	11.58	11.84	11.79	11.81
Total capital	14.43	14.70	15.02	15.00	15.00

OTHER DATA (at period-end):
Number of branch banking offices	70	71	72	72	70
Number of full-time equivalent employees	864	858	850	841	885

REPUBLIC BANCSHARES, INC.

SELECTED QUARTERLY FINANCIAL INFORMATION

($ in thousands, except share data; unaudited)

SELECTED AVERAGE BALANCES & YIELDS/COSTS	Quarters Ended
Average balances:	March	Dec.	Sept.	June	March
Assets:	2003	2002	2002	2002	2002
Loans:
Residential	$438,956	$453,154	$449,063	$451,185	$465,027
Commercial real estate	588,138	584,913	567,976	559,326	554,151
Commercial (business)	161,213	158,452	125,572	124,798	129,291
Consumer & other	328,847	322,978	321,153	315,278	290,910

Total loans	1,517,154	1,519,497	1,463,764	1,450,587	1,439,379
Securities	814,540	791,639	785,762	833,513	830,416
Other earning assets	38,856	41,600	41,694	37,057	48,252
Other assets	163,715	164,129	166,832	173,729	162,937

Total assets	2,534,265	2,516,865	2,458,052	2,494,886	2,480,984

Liabilities & Equity:
Non-interest bearing deposits	166,851	160,293	152,876	146,724	142,040
Interest-bearing deposits	1,912,701	1,948,339	1,965,797	1,933,900	1,996,464

Total deposits	2,079,552	2,108,632	2,118,673	2,080,624	2,138,504
Borrowings	232,799	188,657	119,555	203,599	131,118
Other liabilities	40,178	39,626	40,477	37,968	40,012

Total liabilities	2,352,529	2,336,915	2,278,705	2,322,191	2,309,634
Total equity	181,736	179,950	179,347	172,695	171,350

Total liabilities & equity	2,534,265	2,516,865	2,458,052	2,494,886	2,480,984

Average yields/costs:
Earning assets	5.40%	5.68%	6.19%	6.27%	6.41%
Loans	6.17	6.40	6.82	6.99	7.16
Securities	4.13	4.47	5.21	5.14	5.35
Total interest-bearing liabilities	2.47	2.73	3.00	3.11	3.46
Deposits	2.49	2.74	2.97	3.14	3.47
Other interest-bearing liabilities	2.29	2.60	3.39	2.83	3.32

NONPERFORMING ASSETS	Mar. 31,	Dec. 31,	Sept. 30,	June 30,	Mar. 31,
(at period end):	2003	2002	2002	2002	2002
Nonperforming loans:
Residential first lien	$9,260	$9,739	$10,351	$7,965	$10,638
Warehouse lines of credit	118	118	152	152	700
Commercial real estate and multifamily	8,516	8,848	8,822	10,827	10,070
Commercial (business)	2,292	2,196	2,396	1,098	960
Home equity and consumer	737	931	800	732	848
High LTV	462	391	525	612	1,004

Total nonperforming loans (1)	21,385	22,223	23,046	21,386	24,220

Other nonperforming receivables	—	—	—	—	—

Other real estate:
Residential	1,777	1,595	1,290	2,033	812
Commercial	15,258	15,192	17,839	18,937	30,867

Total ORE	17,035	16,787	19,129	20,970	31,679

Total nonperforming assets	$38,420	$39,010	$42,175	$42,356	$55,899

(1)	Includes all loans on nonaccrual and all loans 90 days and over past due and still accruing interest.

REPUBLIC BANCSHARES, INC.

SELECTED QUARTERLY FINANCIAL INFORMATION

($ in thousands, except share data; unaudited)

	Quarters Ended
	Mar. 2003	Dec. 2002	Sept. 2002	June 2002	Mar. 2002
Loan loss allowance activity
Allowance for loan losses at beginning of period	$27,987	$31,595	$30,617	$30,248	$31,997
Provision for loan losses	648	600	1,650	2,000	1,100

Net (charge-offs) recoveries:
Residential first lien	4	35	(59)	(128)	29
Warehouse lines of credit	—	—	—	—	—
Subprime mortgages	(1)	—	(70)	(93)	(46)
Commercial real estate/multifamily	—	(3,579)	25	(48)	(2,389)
Commercial (business)	(481)	(260)	(25)	(263)	(153)

Home equity	19	50	69	(157)	(95)

Consumer	(13)	(9)	(8)	(34)	(26)
Other	(31)	(48)	(507)	(858)	(41)
High LTV	(337)	(397)	(97)	(50)	(128)

Net charge-offs	(840)	(4,208)	(672)	(1,631)	(2,849)

Allowance for loan losses at end of period	$27,795	$27,987	$31,595	$30,617	$30,248

Net charge-offs (recoveries) to average loans-annualized:

Residential first lien	—%	(0.03)%	0.06%	0.13%	(0.03)%
Warehouse lines of credit	—	—	—	—	—
Subprime mortgages	0.01	—	0.73	0.87	0.38
Commercial real estate/multifamily	—	2.45	(0.02)	0.03	1.72
Commercial (business)	1.19	0.66	0.08	0.84	0.48
Home equity	(0.06)	(8.17)	(0.10)	4.18	0.16
Consumer and other	0.28	0.19	0.16	0.68	0.49
High LTV	6.74	7.17	8.42	12.98	1.79

Net charge-offs to average loans	0.22%	1.11%	0.18%	0.45%	0.79%